       LEGG MASON
       GLOBAL TRUST, INC.
       -------------------------------------------------------------------------
       INTERNATIONAL EQUITY TRUST
       EUROPE FUND

                 ---------------------------------------------------------------
                                      ANNUAL REPORT TO SHAREHOLDERS
                                      December 31, 2002
                                      Institutional Class
                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s annual report for the Institutional Class of International Equity Trust and Europe Fund.

  The following table summarizes key statistics for each Fund, as of December 31, 2002:

                                                                      Total Return(A)
                                                               -----------------------------
                                                               3 Months            12 Months
                                                               --------            ---------

International Equity Trust Institutional Class                  +5.08%              -12.02%

Europe Fund Institutional Class                                 +5.10%              -28.92%

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for 2002 and the investment outlook. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2002, are included in this report.

                                          Sincerely,

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting

                                          President

January 31, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not indicate future performance.

Portfolio Managers' Comments

International Equity Trust

Performance

  For the year, the Fund's Institutional Class total return was -12.02%, compared with -15.94% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index.(A) The average international fund declined 16.19% for the year, according to Lipper. By comparison, the S&P 500 Stock Composite Index(B) fell 22.10%.

  The primary focus of the Fund is stock selection across international regions and sectors. The Fund outperformed the benchmark, benefiting from positive stock selection across all three major regions, particularly within the European banking, financials ex-banks, and health care sectors. The secondary focus of the Fund, region and sector weights, also had a positive impact on the Fund for the year, most notably within the U.K. where the Fund's preference for consumer staples over health care stocks added value.

  The year 2002 was again tumultuous as major markets had significantly negative returns for the third year in a row. Within the MSCI EAFE Index, the return for continental Europe was off substantially, down over 20%; the U.K. declined 17%, more in line with the EAFE Index; while Japan outperformed the benchmark, down only 10.7%.

  In the fourth quarter, global markets rebounded. The MSCI EAFE Index rose 6.5%, led by Europe, which rose nearly 12%, and the U.K., up 8%. The return for Japan was a negative 5.7% for the period.

  All components of our stock selection process added value in 2002. The blend of value, growth, expectations and technical factors provided positive selection in most sectors. Our investment process focuses first on stock selection and second on the relative weighting of sectors and regions, driven by our bottom-up stock information. The sector model was also effective for the year, adding significantly to the portfolio.

Market Environment

  In 2002, European GDP forecasts, employment, and consumer and business confidence continued to disappoint, and there was a growing realization through the year that the key countries of Germany, France and Italy would fail to meet the guidelines of the Stability Pact. Although this appeared unsettling, markets were more sanguine, expecting that fiscal policy would not be tightened. The European Central Bank kept interest rates restrictive in the hope of fiscal discipline, but relented in December and eased monetary policy. The euro enjoyed significant appreciation for 2002 versus the U.S. dollar. Diversification from the dollar in the face of a potential Middle East conflict and a sharp reduction of European merger and acquisition activity in the U.S. are factors that will continue to influence currency movements in 2003.

  During the fourth quarter rally, the European sectors that had lagged for the first nine months of 2002 surged in the fourth quarter, led by information technology, telecoms and financials ex-banks.

  Looking forward, while the pace of monetary easing may play a role in sector selection, we believe stock selection will prove more important as companies restructure and adapt to the low growth, low inflation environment. An appreciating euro highlights the headwinds European companies, especially exporters, are facing with respect to earnings. This reaffirms our preference for the faster growing countries, such as Spain and Ireland. The Fund continues to underweight the larger European countries.

  For the year, the U.K. market performed in line with the index. Our current ranking for this market is slightly positive, driven by expectations of solid earnings and higher yields relative to bonds. Although earnings estimates are still revising lower, compared with the other regions, the U.K. appears attractive.

  Risks to the U.K. market going forward arise from a slowdown in housing prices, and changes in the low unemployment and relative currency levels. The current account deficit for the U.K. is now less than 1% of GDP, and GDP growth is expected to be below average levels, but still relatively better than other regions of the world. With a higher than average dividend yield of 3.6% and a lower P/E ratio, the U.K. offers better value than the U.S., Europe

---------------

(A) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.
(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

and Japan. Although we favor the market, we believe that most of our added value will come from selecting stocks that can participate in the current environment.

  Japan's superior relative performance for the year derived from several factors. After thirteen years of economic stagnation, expectations had reached rock-bottom levels. Secondly, earnings were expected to bounce significantly off 2001 lows (although the outcome is likely to show much lower growth). Thirdly, investors were encouraged by the absence of a banking crisis and the appointment of a Finance Minister who many hoped would address the problems of the banking system. In addition, dollar weakness enhanced Japanese returns for U.S.-based investors.

  Japan did not participate in the fourth quarter rally, as markets moved ahead on expectations of monetary reflation. Both the U.S. and Japan cut interest rates, but Japan's official discount rate was already close to zero. The only hope was for a more aggressive governor to be installed at the Bank of Japan. The current governor retires in March 2003, and Prime Minister Koizumi is expected to appoint a more pro-inflationary governor. The absence of any immediate stimulus shifted the focus to earnings downgrades, thus holding the Japanese market back in the fourth quarter.

  Looking ahead, the first quarter of the calendar year is traditionally unpredictable in Japan. The Japanese market may shrug off the weak earnings until the second quarter but the market's fortunes will be more closely tied to the global economy for 2003.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and sector.

  The consensus forecasts a sustained, moderate growth environment in 2003 for the EAFE markets. Drivers of the recovery are accommodative monetary policy, low interest rates, low inflation and continued consumer demand. Jobless claims have dropped slightly and there has been some positive news on inventory restocking and successes in restructuring. The U.S. dollar is expected to remain flat to weak. Capital flows into the U.S. have slowed and relative economic growth is expected to be at the global average. This is expected to support EAFE investing in 2003 as it did in 2002.

  We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

  The Fund, oriented towards fundamental measures of both value and growth, was attractively valued with a forward P/E ratio of 11.8x compared with 14.2x for the index, and with an attractive growth-to-P/E ratio, 1.2x for both the portfolio and the index.

                                          Batterymarch Financial Management,
                                          Inc.

January 23, 2003

              ---------------------------------------------------

Europe Fund

  Despite a pick-up in the fourth quarter, equity markets declined in all developed markets in 2002. This was the third consecutive down year in the U.S., Europe and Japan. During the third quarter, there was some intensification of the bearish trend -- with particularly sharp declines in September. For the Morgan Stanley Capital International ("MSCI") Europe Index,(A) the third quarter was the worst since the third quarter of 1990, and early October saw what has so far been the low point of the current bear market. Equities rebounded from early October and through November but this petered out in December, which generally saw declining markets. Another feature of the final

---------------
(A) A broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries.

months of the year was a general increase in equity market volatility -- from already high levels. Most markets during the fourth quarter had volatility levels around double their long-term average.

  The drivers of the market weakness remained similar to the previous year. Disappointment about the pace of economic recovery and fears of a "double-dip" recession were recurring themes. Since equity markets started the year pricing in a strong rebound, this lackluster economic performance exerted a negative force throughout the year. The Federal Reserve reacted most aggressively to this economic weakness, cutting rates to 1.75% by the end of the year. Despite the fact that economic news flow from Europe was generally weaker than the U.S., the European Central Bank ("ECB") seemed to be in denial for most of the year, until eventually cutting rates by 50 basis points(B) to 2.75% in early November. In the U.K., the Bank of England Monetary Policy Committee left rates on hold all year despite continued weakness in the manufacturing sector -- though this weakness was offset by a resilient consumer sector, and in particular by strength in the property market.

  Another theme particularly in the first half of the year was corporate malpractice, with the aftermath of the Enron collapse in December 2001 extending well into the new year. This was followed by the U.S.'s largest-ever corporate bankruptcy, WorldCom, and by accounting scandals at Tyco, Xerox and Vivendi Universal -- to name a few. The SEC's August deadline for CEOs to sign off on the validity of their financial reports appears to have been successful in restoring some confidence. There have also been some modifications of accounting practices, particularly in the treatment of goodwill. While these measures have had the desired effect of making manipulation of the balance sheet more difficult, they have also resulted in a lowering of reported earnings numbers.

  Geopolitical tensions gathered pace throughout the second half of the year, as expectations rose that a U.S.-led invasion of Iraq was imminent. Tensions have played a major part in depressing investor confidence. While conflict between India and Pakistan was avoided, the conflict between Israelis and Palestinians deepened, and global terrorism in the form of bomb attacks resurfaced in the fourth quarter. While these events have had a generally negative impact on sentiment, the clearest impact was on oil prices -- which rose to close to $32 in December (spot Brent Crude).

  This was a positive for the energy sector (-5.51% over the year), but apart from this, the year was dominated mainly by defensives. The best performing sectors in the MSCI Europe Index were consumer staples (-2.16%), materials (-8.66%), and utilities (-10.78%). The telecommunications and information technology sectors rallied strongly in the early part of the fourth quarter, but this did not prevent them from declining strongly over the year as a whole. Information technology fell by 51.99% and telecommunications by 25.93%. This polarization of returns was also evident at an individual stock level -- as was rapid and dramatic rotation between sectors and styles and high overall volatility -- as alluded to earlier.

  The Fund underperformed the Index during 2002. This underperformance was driven primarily by stock selection, with sector strategy having a smaller, though still negative, impact. Weak sectors for the portfolio included health care and consumer discretionary, though the issues here were stock-specific rather than reflecting any general sector theme or trend. A consequence of the high levels of volatility and low levels of confidence means that share prices continue to overshoot and undershoot dramatically on even quite limited news flow.

  The market environment remains characterized by considerable uncertainty, and therefore high volatility looks set to continue. Our central economic scenario is for the avoidance of a "double-dip" recession, and gradual economic improvement, though it is difficult to predict when this will feed through into a clear improvement in the environment for equities. In the meantime, these volatile conditions will continue to generate interesting opportunities at a stock-specific level. Our bottom-up emphasis and discipline in identifying quality growth targets and using price targets to time our entry and exit from these names will be key over the coming months.

                                          Lombard Odier Darier Hentsch
                                          Management Limited

January 27, 2003

---------------
(B) 100 basis points = 1%.

Performance Information

Legg Mason Global Trust, Inc.

Performance Comparison of a $1,000,000 Investment as of December 31, 2002

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Primary Class and Class A is contained in a separate report to the shareholders of these classes.

International Equity Trust -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -12.02%           -12.02%
  Three Years         -41.18%           -16.21%
  Life of Class*      -34.75%            -8.76%
  -------------------------------------------------
  * Inception date: May 5, 1998
  -------------------------------------------------

[INTERNATIONAL EQUITY CHART]

                                                                INTERNATIONAL EQUITY TRUST -
                                                                    INSTITUTIONAL CLASS                 MSCI EAFE INDEX(A)
                                                                ----------------------------            ------------------
5/5/98                                                                   $  1,000,000                      $  1,000,000
                                                                              986,544                         1,002,700
                                                                              790,368                           860,200
12/31/98                                                                      911,586                         1,037,900
                                                                              907,980                         1,052,300
                                                                              927,614                         1,079,100
                                                                              961,889                         1,126,400
12/31/99                                                                    1,109,274                         1,317,700
                                                                            1,082,825                         1,316,300
                                                                            1,028,770                         1,264,200
                                                                              939,621                         1,162,200
12/31/00                                                                      906,485                         1,131,000
                                                                              781,045                           976,000
                                                                              798,401                           965,800
                                                                              705,307                           830,600
12/31/01                                                                      741,598                           888,500
                                                                              755,010                           897,100
                                                                              753,432                           874,100
                                                                              620,891                           701,600
12/31/02                                                                      652,500                           746,900

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Europe Fund -- Institutional Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -28.92%           -28.92%
  Five Years          -29.41%            -6.73%
  Life of Class*      -25.89%            -5.44%
  -------------------------------------------------
  * Inception date: August 21, 1997
  -------------------------------------------------

[EUROPE FUND PRIMARY CHART]

                                                             EUROPE FUND - INSTITUTIONAL CLASS         MSCI EUROPE INDEX(B)
                                                             ---------------------------------         --------------------
8/21/97                                                                  1,000,000                            1,000,000
                                                                         1,058,594                            1,097,000
12/31/97                                                                 1,049,685                            1,097,800
                                                                         1,319,604                            1,320,700
                                                                         1,392,083                            1,388,600
                                                                         1,211,726                            1,188,400
12/31/98                                                                 1,495,888                            1,410,900
                                                                         1,491,674                            1,381,200
                                                                         1,471,570                            1,376,900
                                                                         1,488,485                            1,393,000
12/31/99                                                                 1,877,126                            1,635,200
                                                                         1,863,405                            1,636,500
                                                                         1,743,254                            1,584,800
                                                                         1,628,094                            1,469,000
12/31/00                                                                 1,468,449                            1,498,000
                                                                         1,154,565                            1,265,100
                                                                         1,144,572                            1,240,200
                                                                           925,196                            1,090,100
12/31/01                                                                 1,042,588                            1,199,900
                                                                         1,004,435                            1,198,600
                                                                           931,799                            1,144,700
                                                                           705,086                              883,300
12/31/02                                                                   741,100                              979,400

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Index returns are for the periods beginning April 30, 1998.

(B) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning August 30, 1997.

Industry Diversification

Legg Mason Global Trust, Inc.
December 31, 2002 (Unaudited)

International Equity Trust
                                           % OF NET
                                            ASSETS     VALUE
-------------------------------------------------------------
                                                       (000)
Auto Components                               2.2%    $ 1,783
Automobiles                                   4.2       3,399
Banks                                        13.4      10,869
Beverages                                     0.8         680
Building Products                             0.2         197
Chemicals                                     1.2         975
Commercial Services & Supplies                0.2         211
Communications Equipment                      1.6       1,346
Computers & Peripherals                       0.2         170
Construction & Engineering                    3.1       2,501
Construction Materials                        0.3         251
Containers and Packaging                      0.7         544
Distributors                                  0.3         227
Diversified Financials                        2.6       2,102
Diversified Telecommunications                5.1       4,170
Electric Equipment & Instruments              1.4       1,115
Electric Utilities                            2.4       1,988
Food & Drug Retailing                         1.8       1,425
Food Products                                 4.2       3,382
Gas Utilities                                 1.9       1,523
Health Care Equipment                         2.6       2,083
Health Care Providers & Services              1.0         826
Hotels, Restaurants & Leisure                 0.8         632
Household Durables                            5.7       4,620
Industrial Conglomerates                      0.8         631
Insurance                                     2.3       1,865
Internet & Catalog Retail                     0.3         244
Internet Software & Services                  0.2         122
Leisure Equipment & Products                  0.4         335
Machinery                                     0.4         335
Marine                                        1.4       1,096
Media                                         0.2         179
Metals & Mining                               1.0         820
Multi-Line Retail                             1.2         961
Multi-Utilities                               0.6         524
Office Electronics                            1.7       1,381
Oil & Gas                                    10.6       8,617
Paper & Forest Products                       1.3       1,062
Personal Products                             0.8         685
Pharmaceuticals                               7.8       6,320
Real Estate                                   1.7       1,375
Road & Rail                                   0.1          69
Semiconductor Equipment & Products            1.4       1,117
Software                                      0.3         210
Specialty Retail                              0.5         411
Textiles & Apparel                            0.2         173
Tobacco                                       1.2         939
Trading Companies & Distributors              1.0         812
Transportation Infrastructure                 0.6         462
Water Utilities                               1.1         931
Wireless Telecommunication Services           3.0       2,435
                                            -----     -------
Total Investment Portfolio                  100.0      81,130
Other Assets Less Liabilities                 0.0          36
                                            -----     -------
NET ASSETS                                  100.0%    $81,166
                                            =====     =======

Europe Fund
                                           % OF NET
                                            ASSETS     VALUE
-------------------------------------------------------------
                                                       (000)
Automobiles                                   2.9%    $   929
Banks                                        18.0       5,832
Beverages                                     1.6         517
Chemicals                                     1.3         413
Commercial Services & Supplies                1.5         473
Communications Equipment                      3.2       1,052
Construction & Engineering                    2.8         900
Diversified Financials                        4.0       1,314
Diversified Telecommunications                3.6       1,162
Food & Drug Retailing                         2.1         684
Food Products                                 4.4       1,435
Health Care Providers & Services              1.2         399
Hotels, Restaurants & Leisure                 1.2         406
Household Durables                            2.7         878
Insurance                                     3.4       1,100
IT Consulting & Services                      1.0         331
Machinery                                     0.7         229
Media                                         4.0       1,287
Metals & Mining                               2.6         860
Oil & Gas                                    13.8       4,460
Pharmaceuticals                               8.6       2,777
Semiconductor Equipment & Products            1.1         347
Specialty Retail                              2.3         734
Tobacco                                       1.0         340
Wireless Telecommunication Services           6.4       2,065
Utilities                                     1.4         456
                                            -----     -------
Total Investment Portfolio                   96.8      31,380
Other Assets Less Liabilities                 3.2       1,053
                                            -----     -------
NET ASSETS                                  100.0%    $32,433
                                            =====     =======

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2002
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 100.0%

Australia -- 2.8%
  Australia & New Zealand Banking Group Limited                      65                    $    635
  AXA Asia Pacific Holdings Limited                                 126                         170
  CFS Gandel Retail Trust                                           230                         177
  Commonwealth Property Office Fund                                 269                         177
  Deutsche Diversified Trust                                        215                         139
  Foodland Associated Limited                                        16                         155
  Jupiters Limited                                                   67                         208
  Macquarie CountryWide Trust                                       174                         161
  St George Bank Limited                                             18                         183
  Stockland Trust Group                                             106                         287
                                                                                           --------
                                                                                              2,292
                                                                                           --------
Belgium -- 1.0%
  Fortis                                                             17                         298
  Solvay SA                                                           8                         523
                                                                                           --------
                                                                                                821
                                                                                           --------
China -- 0.4%
  People's Food Holdings Limited                                    751                         320
                                                                                           --------
Denmark -- 1.3%
  A/S Dampskibsselskabet Svendborg                                 0.03                         254
  Coloplast A/S                                                       7                         538
  D/S 1912                                                         0.04                         246
                                                                                           --------
                                                                                              1,038
                                                                                           --------
Finland -- 4.2%
  Fortum Oyj                                                         31                         206
  Huhtamaki Oyj                                                      32                         324
  Instrumentarium Corporation                                        39                       1,546
  Nokia Oyj                                                          73                       1,166
  Nokia Oyj - ADR                                                    12                         180(A)
                                                                                           --------
                                                                                              3,422
                                                                                           --------
France -- 7.3%
  Aventis SA                                                          8                         440
  Axa                                                                12                         157
  BNP Paribas SA                                                     11                         431
  Carrefour SA                                                        9                         385
  CNP Assurances                                                     15                         560
  Eiffage SA                                                          3                         187
  L' Oreal SA                                                         9                         685
  PSA Peugeot Citroen                                                 9                         360(A)
  Sanofi-Synthelabo SA                                               10                         617
  SEB SA                                                              5                         417
  STMicroelectronics N.V.                                            29                         562

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
France -- Continued
  STMicroelectronics N.V. - ADR                                       4                    $     78
  TotalFinaElf SA                                                     7                       1,057
                                                                                           --------
                                                                                              5,936
                                                                                           --------
Germany -- 6.0%
  Altana AG                                                          18                         819
  Bayerische Motoren Werke (BMW) AG                                  15                         443
  DaimlerChrysler AG                                                 19                         585
  E. ON AG                                                           20                         802
  Gehe AG                                                            17                         658
  Hannover Rueckversicherungs AG                                      9                         229(A)
  Infineon Technologies AG                                           11                          81(A)
  Infineon Technologies AG - ADR                                     10                          68(A)
  SAP AG                                                              3                         210
  Siemens AG                                                         15                         631
  ThyssenKrupp AG                                                    31                         346
                                                                                           --------
                                                                                              4,872
                                                                                           --------
Greece -- 0.6%
  Public Power Corporation (PPC)                                     35                         479
                                                                                           --------
Hong Kong -- 1.0%
  Euro-Asia Agricultural (Holdings) Company Limited               5,506                           0(B)
  Hong Kong Exchanges & Clearing Limited                            332                         417
  Star Cruises Limited                                            1,503                         424(A)
                                                                                           --------
                                                                                                841
                                                                                           --------
Ireland -- 3.1%
  Allied Irish Banks plc                                             74                         992
  Anglo Irish Bank Corporation plc                                  175                       1,241
  Irish Life & Permanent plc                                         30                         324
                                                                                           --------
                                                                                              2,557
                                                                                           --------
Italy -- 3.3%
  Banca Popolare di Bergamo-Credito Varesino Scrl                    37                         661
  Beni Stabili S.p.A                                                226                         102
  ENI S.p.A                                                          75                       1,197
  Merloni Elettrodomestici S.p.A                                     26                         274
  Recordati S.p.A                                                    26                         423
                                                                                           --------
                                                                                              2,657
                                                                                           --------
Japan -- 18.6%
  ALPS ELECTRIC CO., LTD.                                            19                         210
  AUTOBACS SEVEN CO., LTD.                                            6                         131
  BRIDGESTONE CORPORATION                                            26                         322
  BROTHER INDUSTRIES, LTD.                                           25                         158
  CANON SALES CO., INC.                                              25                         160
  CANON, INC.                                                        21                         790
  CHIYODA CORPORATION                                               107                         177(A)

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Japan -- Continued
  Cleanup Corporation                                                15                    $    114
  COSMO OIL COMPANY, LIMITED                                         37                          56
  DAINIPPON INK AND CHEMICALS, INCORPORATED                         132                         211(A)
  DAITO TRUST CONSTRUCTION CO., LTD.                                 29                         632
  East Japan Railway Company                                       0.01                          69
  Eisai Co., Ltd.                                                    24                         541
  EXEDY Corporation                                                  21                         160
  FamilyMart Co., Ltd.                                               10                         192
  Fuji Photo Film Co., Ltd.                                           3                         104
  GUNZE LIMITED                                                      47                         173
  Hitachi Kokusai Electric Inc.                                      39                         109(A)
  Hitachi Maxell, Ltd.                                               14                         170
  HONDA MOTOR CO., LTD.                                              14                         518
  JAPAN TOBACCO INC.                                               0.04                         234
  JFE Holdings, Inc.                                                  1                           6(A)
  KAYABA INDUSTRY CO., LTD.                                          40                          69
  KEIHIN CORPORATION                                                 25                         241
  KOYO SEIKO CO., LTD.                                               51                         226
  Kuraya Sanseido Inc.                                               25                         167
  KURODA ELECTRIC CO., LTD.                                          12                         227
  LEOPALACE21 CORPORATION                                            34                         151(A)
  MINOLTA CO., LTD.                                                  25                         108(A)
  Mitsubishi Corporation                                             30                         183
  MITSUI & CO., LTD.                                                 44                         205
  Mitsui O.S.K. Lines, Ltd.                                         100                         207
  Mitsui Sumitomo Insurance Company, Limited                         61                         280
  NHK SPRING CO., LTD.                                               62                         158
  NICHICON CORPORATION                                               17                         194
  NIFCO INC.                                                         18                         196
  Nintendo Co., Ltd.                                                  2                         149
  Nippon Electric Glass Co., Ltd.                                    21                         211
  NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                  0.1                         385
  Nippon Television Network Corp.                                     1                         179
  Nissen Co., Ltd.                                                   26                         244
  NISSIN CO., LTD.                                                   14                         100
  NTT DoCoMo, Inc.                                                  0.1                         175
  OMRON CORPORATION                                                  12                         177
  OSAKA GAS CO., LTD.                                               147                         363
  RICOH COMPANY, LTD.                                                10                         164
  ROHM COMPANY LIMITED                                                1                         140
  Sekisui Chemical Co., Ltd.                                         73                         189
  SHOWA CORPORATION                                                  36                         276
  SONY CORPORATION                                                   15                         618
  Stanley Electric Co., Ltd.                                         18                         201
  Sumitomo Rubber Industries, Ltd.                                   40                         161
  Takeda Chemical Industries, Ltd.                                   14                         585
  The Tokyo Electric Power Company, Incorporated                     10                         186

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Japan -- Continued
  TOHO GAS CO., LTD.                                                205                    $    520
  Tostem Inax Holding Corporation                                    13                         197
  Toyo Suisan Kaisha, LTD.                                           18                         162
  Toyota Motor Corporation                                           38                       1,015
  TSUBAKIMOTO CHAIN CO.                                              46                         109
  YAMAHA CORPORATION                                                 25                         231
  Yamaha Motor Co., Ltd.                                             58                         479
                                                                                           --------
                                                                                             15,065
                                                                                           --------
Netherlands -- 7.1%
  ABN AMRO Holding N.V.                                              23                         368
  CSM N.V. - Coupon                                                  35                         726
  ING Groep N.V.                                                     33                         557
  Koninklijke (Royal) KPN N.V.                                      173                       1,122(A)
  Koninklijke (Royal) Philips Electronics N.V.                       24                         425
  Royal Dutch Petroleum Company                                      40                       1,764(A)
  Royal Volker Wessels Stevin N.V.                                   13                         262
  Unilever N.V.                                                       8                         516
                                                                                           --------
                                                                                              5,740
                                                                                           --------
New Zealand -- 0.1%
  Fletcher Building Limited                                          49                          86
                                                                                           --------
Norway -- 1.4%
  Gjensidige NOR ASA                                                 10                         328
  Norsk Hydro ASA                                                     9                         423
  Statoil ASA                                                        44                         370
                                                                                           --------
                                                                                              1,121
                                                                                           --------
Portugal -- 0.4%
  Portugal Telecom, SGPS, S.A.                                       51                         352(A)
                                                                                           --------
Singapore -- 0.5%
  Neptune Orient Lines Limited                                      733                         389(A)
                                                                                           --------
South Africa -- 1.2%
  Woolworths Holdings Limited                                     1,600                         961
                                                                                           --------
South Korea -- 0.7%
  KT Corporation - ADR                                               16                         347
  POSCO                                                               2                         219
                                                                                           --------
                                                                                                566
                                                                                           --------
Spain -- 5.1%
  Acciona S.A.                                                        6                         251(A)
  Aurea Concesionesde Infraestructuras del Estado S.A.               19                         462

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Spain -- Continued
  Gas Natural SDG, S.A.                                              34                    $    641(A)
  Grupo Dragados, S.A.                                               44                         742
  Grupo Ferrovial, S.A.                                              27                         679
  Inmobiliaria Colonial, S.A.                                        19                         294
  Telefonica, S.A.                                                   68                         611(A)
  Telefonica, S.A. - ADR                                             17                         462(A)
                                                                                           --------
                                                                                              4,142
                                                                                           --------
Sweden -- 2.7%
  Axfood AB                                                          14                         267
  Electrolux AB                                                      24                         378
  Holmen AB                                                          17                         406
  SSAB Svenskt Stal AB                                               21                         249
  Svenska Cellulosa AB (SCA)                                         19                         656
  Swedish Match AB                                                   32                         249
                                                                                           --------
                                                                                              2,205
                                                                                           --------
Switzerland -- 3.5%
  Nestle SA                                                           5                       1,093
  Novartis AG                                                        33                       1,190
  Swiss Re                                                            2                         144
  UBS AG                                                              8                         379(A)
                                                                                           --------
                                                                                              2,806
                                                                                           --------
Taiwan -- 0.4%
  ASE Test Limited                                                   47                         188(A)
  GigaMedia Ltd.                                                    179                         121(A)
                                                                                           --------
                                                                                                309
                                                                                           --------
United Kingdom -- 27.3%
  AstraZeneca Group plc                                              11                         379
  Barclays plc                                                       76                         468
  Barratt Developments plc                                           46                         289
  Bellway plc                                                        15                         110
  BP Amoco plc                                                      366                       2,514
  BPB plc                                                            42                         165
  British American Tobacco plc                                       46                         456
  BT Group plc                                                      284                         891
  Carillion plc                                                     112                         203
  Cattles plc                                                        47                         216
  Dairy Crest Group plc                                              50                         276
  Diageo plc                                                         49                         534
  DS Smith plc                                                       94                         220
  George Wimpey plc                                                  95                         408
  GlaxoSmithKline plc                                                69                       1,328
  HBOS plc                                                           87                         913
  HSBC Holdings plc                                                 126                       1,390
  Imperial Chemical Industries plc                                   65                         241
  J Sainsbury plc                                                    95                         426

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
United Kingdom -- Continued
  Kelda Group plc                                                    99                    $    676
  Lloyds TSB Group plc                                               68                         491
  Man Group plc                                                      15                         214
  McCarthy & Stone plc                                               45                         224
  New Look Group plc                                                 73                         280
  Northern Rock plc                                                  67                         716
  Persimmon plc                                                      67                         457
  Provident Financial plc                                            31                         299
  Redrow plc                                                         75                         286
  Royal Bank of Scotland Group plc                                   37                         889(A)
  Scottish and Southern Energy plc                                   48                         520
  Severn Trent plc                                                   23                         255
  Shell Transport & Trading Company plc                             156                       1,030
  Standard Chartered plc                                             39                         448
  Tate + Lyle plc                                                    57                         289
  The Berkeley Group plc                                             31                         299
  United Utilities plc                                               52                         524
  Vodafone Group plc                                              1,240                       2,259
  Wolseley plc                                                       51                         424
  Wolverhampton & Dudley Breweries plc                               15                         146
                                                                                           --------
                                                                                             22,153
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost -- $82,310)                         81,130
---------------------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $82,310)                                     81,130
Other Assets Less Liabilities -- N.M.                                                            36
                                                                                           --------

NET ASSETS -- 100%                                                                          $81,166
                                                                                           ========


---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  10,103 Primary Class shares outstanding                                                  $126,203
     16 Institutional Class shares outstanding                                                  204
Undistributed net investment income/(loss)                                                      180
Accumulated net realized gain/(loss) on investments and
  currency transactions                                                                     (44,271)
Unrealized appreciation/(depreciation) of investments and
  currency translations                                                                      (1,150)
                                                                                           --------

NET ASSETS                                                                                 $ 81,166
                                                                                           ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                               $8.02
                                                                                           ========
  INSTITUTIONAL CLASS                                                                         $8.27
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust Inc.
December 31, 2002
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.4%

Belgium -- 1.3%
  Dexia                                                              34                    $    423(A)
                                                                                           --------
Finland -- 3.2%
  Nokia Oyj                                                          66                       1,052
                                                                                           --------
France -- 18.5%
  Accor SA                                                           13                         406
  Aventis SA                                                         14                         739
  Axa                                                                45                         601
  BNP Paribas SA                                                     21                         871
  Cap Gemini SA                                                      15                         331(A)
  STMicroelectronics NV                                              18                         347
  Suez SA                                                            26                         456(A)
  TotalFinaElf SA                                                    12                       1,769
  Vinci SA                                                            8                         467(A)
                                                                                           --------
                                                                                              5,987
                                                                                           --------
Germany -- 4.3%
  BASF AG                                                            11                         413
  Bayerische Motoren Werke (BMW) AG                                  16                         476
  Schering AG                                                        12                         501
                                                                                           --------
                                                                                              1,390
                                                                                           --------
Ireland -- 1.2%
  Bank of Ireland                                                    38                         397
                                                                                           --------
Italy -- 6.5%
  Eni S.p.A.                                                         55                         866
  Telecom Italia Mobile S.p.A. (TIM)                                141                         642(A)
  UniCredito Italiano S.p.A.                                        154                         615
                                                                                           --------
                                                                                              2,123
                                                                                           --------
Netherlands -- 10.6%
  ABN AMRO Holding N.V.                                              32                         525
  ING Groep N.V.                                                     49                         836
  Koninklijke Ahold N.V.                                             27                         348
  Koninklijke (Royal) Philips Electronics N.V.                       50                         877
  Unilever N.V.                                                      14                         841
                                                                                           --------
                                                                                              3,427
                                                                                           --------
Spain -- 7.5%
  Acerinox, S.A.                                                     10                         352
  Altadis, S.A.                                                      15                         340(A)
  Banco Bilbao Vizcaya Argentaria, S.A.                              87                         830

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Spain -- Continued
  Grupo Ferrovial, S.A.                                              17                    $    433
  Telefonica, S.A.                                                   52                         469(A)
                                                                                           --------
                                                                                              2,424
                                                                                           --------
Sweden -- 4.4%
  Svenska Handelsbanken AB                                           37                         491(A)
  TeliaSonera AB                                                    184                         693(A)
  Volvo AB                                                           14                         229(A)
                                                                                           --------
                                                                                              1,413
                                                                                           --------
Switzerland -- 8.3%
  Adecco SA                                                          12                         473(A)
  Compagnie Financiere Richemont AG                                  18                         342
  Nestle SA                                                           3                         594
  Roche Holdings AG                                                   9                         639(A)
  UBS AG                                                             13                         630(A)
                                                                                           --------
                                                                                              2,678
                                                                                           --------
United Kingdom -- 29.6%
  Alliance Unichem plc                                               55                         399
  Amvescap plc                                                       75                         478
  BHP Billiton plc                                                   95                         508
  BP Amoco plc                                                      189                       1,300
  Diageo plc                                                         48                         517
  GlaxoSmithKline plc                                                47                         898
  Johnston Press plc                                                 47                         276
  Kingfisher plc                                                    109                         391
  Prudential plc                                                     71                         499
  Reed Elsevier plc                                                  43                         370
  Royal Bank of Scotland Group plc                                   44                       1,050(A)
  Shell Transport & Trading Company plc                              80                         525
  Tesco plc                                                         108                         336
  Vodafone Group plc                                                781                       1,424
  WPP Group plc                                                      84                         642
                                                                                           --------
                                                                                              9,613
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost -- $32,987)                         30,927
---------------------------------------------------------------------------------------------------
Preferred Shares -- 1.4%

Germany -- 1.4%
  Porsche AG                                                          1                         453
                                                                                           --------
Total Preferred Shares (Identified Cost -- $369)                                                453
---------------------------------------------------------------------------------------------------
Total Investments -- 96.8% (Identified Cost -- $33,356)                                      31,380
Other Assets Less Liabilities -- 3.2%                                                         1,053
                                                                                           --------

NET ASSETS -- 100.0%                                                                        $32,433
                                                                                           ========

Legg Mason Global Trust Inc.

Europe Fund -- Continued


---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  1,340 Primary Class shares outstanding                                                   $ 45,823
  1,888 Class A shares outstanding                                                           18,436
     91 Institutional Class shares outstanding                                                3,918
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                             (33,762)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                                              (1,982)
                                                                                           --------

NET ASSETS                                                                                 $ 32,433
                                                                                           ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                               $9.46
                                                                                           ========
  CLASS A                                                                                     $9.98
                                                                                           ========
  INSTITUTIONAL CLASS                                                                        $10.10
                                                                                           ========

MAXIMUM OFFERING PRICE PER SHARE:

  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
    OFFERING PRICE)                                                                          $10.48
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                          Year Ended 12/31/02
                                                              -------------------------------------------
                                                                 International
                                                                     Equity                 Europe
                                                                     Trust                   Fund
---------------------------------------------------------------------------------------------------------
Investment Income:

Interest                                                            $     38               $     31
Dividends                                                              2,627                    967
      Less foreign tax withheld                                         (289)                   (99)
                                                                    --------               --------
      Total income                                                     2,376                    899
                                                                    --------               --------

Expenses:

Management fee                                                           719                    453
Distribution and service fees                                            957(A)                 252(A)
Audit and legal fees                                                      56                     39
Custodian fee                                                            293                    176
Directors' fees and expenses                                               8                      8
Registration fees                                                         18                     38
Reports to shareholders                                                   34                     21
Transfer agent and shareholder servicing expense                         173                     62(A)
Other expenses                                                            44                     24
                                                                    --------               --------
                                                                       2,302                  1,073
      Less fees waived                                                  (147)                   (97)
                                                                    --------               --------
      Total expenses, net of waivers                                   2,155                    976
                                                                    --------               --------
NET INVESTMENT INCOME/(LOSS)                                             221                    (77)
                                                                    --------               --------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
      Investments, options and futures                               (13,996)               (18,836)
      Foreign currency transactions                                      (34)                 3,826
                                                                    --------               --------
                                                                     (14,030)               (15,010)
                                                                    --------               --------

Change in unrealized appreciation/(depreciation) of:
      Investments, options and futures                                 1,548                  1,478
      Assets and liabilities denominated in foreign
         currencies                                                       44                     (6)
                                                                    --------               --------
                                                                       1,592                  1,472
                                                                    --------               --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS               (12,438)               (13,538)
---------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $(12,217)              $(13,615)
---------------------------------------------------------------------------------------------------------

(A) See Note 1 to the financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                              International                        Europe
                                                              Equity Trust                          Fund
                                                     -----------------------------------------------------------------
                                                               Years Ended                       Years Ended
                                                        12/31/02         12/31/01         12/31/02         12/31/01
----------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                            $    221         $   (559)        $    (77)        $   (493)

Net realized gain/(loss) on investments, options,
  futures and foreign currency transactions              (14,030)         (26,334)         (15,010)         (15,854)

Change in unrealized appreciation/(depreciation) of
  investments, options, futures, and assets and
  liabilities denominated in foreign currencies            1,592           (4,164)           1,472           (9,492)
----------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations           (12,217)         (31,057)         (13,615)         (25,839)

Distributions to shareholders:

  From net realized gain on investments:
      Primary Class                                           --               --               --              (97)
      Class A                                                N/A              N/A               --             (135)
      Institutional Class                                     --               --               --               (6)

Change in net assets from Fund share transactions:
      Primary Class                                      (14,036)         (43,219)          (5,609)          (9,243)
      Class A                                                N/A              N/A           (6,009)         (17,705)
      Institutional Class                                     91               34             (476)             (95)

Change in net assets from shares issued in
  connection with fund acquisition:
      Primary Class                                          N/A              N/A               --            2,193
      Class A                                                N/A              N/A               --           18,412
      Institutional Class                                    N/A              N/A               --            1,769
----------------------------------------------------------------------------------------------------------------------
Change in net assets                                     (26,162)         (74,242)         (25,709)         (30,746)

Net Assets:

Beginning of year                                        107,328          181,570           58,142           88,888
----------------------------------------------------------------------------------------------------------------------
End of year                                             $ 81,166         $107,328         $ 32,433         $ 58,142
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)              $    180         $     (8)        $     --         $     --
----------------------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights

Legg Mason Global Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                                Investment Operations
                                                           ---------------------------------------------------------------
                                               Net Asset      Net            Net Realized and Unrealized
                                                Value,     Investment        Gain/(Loss) on Investments,        Total From
                                               Beginning    Income/             Options, Futures and            Investment
                                               of Period     (Loss)         Foreign Currency Transactions       Operations
--------------------------------------------------------------------------------------------------------------------------
International Equity Trust
Years Ended Dec. 31,

     2002                                       $ 9.40       $  .09(A,B)               $(1.22)                    $(1.13)

     2001                                        11.49          .01(A)                  (2.10)                     (2.09)
     2000                                        14.26         (.01)                    (2.57)                     (2.58)
     1999                                        12.64          .11                      2.52                       2.63
Period Ended Dec. 31,
     1998(C)                                     14.21          .10                     (1.44)                     (1.34)

Europe Fund (F)
Years Ended Dec. 31,

     2002                                       $14.21       $  .23(G)                 $(4.34)                    $(4.11)

     2001                                        20.06          .33(G)                  (6.14)                     (5.81)
     2000                                        28.73          .19                     (6.17)                     (5.98)
     1999                                        24.78         (.03)                     6.15                       6.12

     1998                                        21.01          .22(G)                   8.37                       8.59
--------------------------------------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 1.37%; and 2001, 1.27%.

(B) Computed using average daily shares outstanding.

(C) For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.

(D) Not annualized.

(E) Annualized.

(F) The financial information for Europe Fund Institutional Class for the year ended December 31, 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund Class Y.

(G) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.50% until April 30, 1998, and 1.60% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 1.77%; 2001, 1.66%; and 1998, 1.63%.

               Distributions
--------------------------------------------
                  From Net                     Net Asset
     From Net     Realized                      Value,
    Investment     Gain on         Total        End of
      Income     Investments   Distributions     Year
--------------------------------------------------------
      $  --        $   --         $   --        $ 8.27
         --            --             --          9.40
         --          (.19)          (.19)        11.49
       (.14)         (.87)         (1.01)        14.26
       (.23)           --           (.23)        12.64

      $  --        $   --         $   --        $10.10
         --          (.04)          (.04)        14.21
         --         (2.69)         (2.69)        20.06
       (.07)        (2.10)         (2.17)        28.73
       (.51)        (4.31)         (4.82)        24.78
--------------------------------------------------------

                                  Ratios/Supplemental Data
---  ----------------------------------------------------------------------------------
                                   Net Investment
                   Expenses        Income/(Loss)        Portfolio         Net Assets,
     Total        to Average         to Average         Turnover          End of Year
     Return       Net Assets         Net Assets           Rate          (in thousands)
---  ----------------------------------------------------------------------------------
     (12.02)%        1.25%(A)            .99%(A)           109%             $  134
     (18.19)%        1.25%(A)            .67%(A)           202%                 85
     (18.28)%        1.20%               .17%              193%                 70
      21.69%         1.25%               .82%              148%                 50
      (9.42)%(D)     1.04%(E)           1.17%(E)            72%                 45
     (28.92)%        1.60%(G)            .32%(G)           171%             $  922
     (29.00)%        1.60%(G)           (.08)%(G)          133%              1,804
     (21.77)%        1.45%              (.43)%             147%                417
      25.49%         1.52%              (.10)%              93%                389
      42.51%         1.55%(G)           1.31%(G)           103%                247
---

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified. On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund.

  Each Fund consists of at least two classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional authorized class of shares: Class A. Information about the Primary Class and Class A is contained in a separate report to the shareholders of these classes. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2002, transfer agent and shareholder servicing expenses for Europe Fund were allocated as follows:
Primary Class, $40; Class A, $21; and Institutional Class, $1. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $189; and Class A, $63.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

  Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                             Receivable for              Payable for
                             Securities Sold         Securities Purchased
-------------------------------------------------------------------------
International Equity              $ --                       $ --
Europe Fund                        397                        420

  For the year ended December 31, 2002, investment transactions (excluding short-term investments) were as follows:

                                         Purchases                              Proceeds From Sales
                           -------------------------------------       -------------------------------------
                           U.S. Gov't. Securities        Other         U.S. Gov't. Securities        Other
------------------------------------------------------------------------------------------------------------
International Equity                $ --                $102,577                $ --                $116,152
Europe Fund                           --                  78,431                  --                  85,338

--------------------------------------------------------------------------------

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 2002, there were no dividends or capital gains distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

  Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

  Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains of Thai securities is paid prior to repatriation of sales proceeds. The tax on realized gains of Indian securities is paid annually.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute substantially all taxable income and capital gains to their shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

  Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

                                                  Europe Fund
                                              -------------------
                                              For the Years Ended
                                                 December 31,
                                              2002          2001
-----------------------------------------------------------------
Long-term capital gains                       $ --          $238
                                              ----          ----
                                              $ --          $238
                                              ====          ====

  No ordinary income or capital gain distributions were paid during the years ended December 31, 2002 and 2001, for International Equity.

  Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year ("post-October loss") as occurring on the first day of the following tax year. For the year ended December 31, 2002, realized capital and currency losses reflected in the accompanying financial statements, which will not be recognized for federal income tax purposes until 2003, are shown in the table below.

  The tax basis components of net assets at December 31, 2002, were as follows:

                                                          International          Europe
                                                             Equity               Fund
----------------------------------------------------------------------------------------
Unrealized appreciation                                     $  6,687            $    590
Unrealized depreciation                                       (8,895)             (3,952)
                                                            --------            --------
Net unrealized appreciation/(depreciation)                    (2,208)             (3,362)
Undistributed ordinary income                                    180                  --
Capital loss carryforwards                                   (42,425)            (31,021)
Post-October loss push and other loss deferrals                 (788)             (1,361)
Paid-in capital                                              126,407              68,177
                                                            --------            --------
Net assets                                                  $ 81,166            $ 32,433
                                                            ========            ========

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards were as follows:

Expiration         International         Europe
   Date               Equity              Fund
------------------------------------------------
   2008               $   835            $    --
   2009                25,801             15,321
   2010                15,789             15,700

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

                                              International         Europe
                                                 Equity              Fund
--------------------------------------------------------------------------
Undistributed net investment income               $(33)             $  77
Accumulated net realized gain/(loss)                33                 57
Paid-in capital                                     --               (134)

--------------------------------------------------------------------------------

  At December 31, 2002, the cost of investments for federal income tax purposes was as follows:

         International Equity         $83,369
         Europe Fund                   34,736

3. Options and Futures:

  As part of its investment program, Europe Fund may utilize options and futures. International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

            PURCHASED OPTION:                                   IMPACT ON THE FUND:
The option expires                          Realize a loss in the amount of the cost of the option.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss depending on whether the proceeds
sale transaction                            from the closing sale transaction are greater or less than the cost of the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a call option            The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
--------------------------------------------------------------------------------------------------------
The Fund exercises a put option             Realize a gain or loss from the sale of the underlying
                                            security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
--------------------------------------------------------------------------------------------------------
WRITTEN OPTION:                             IMPACT ON THE FUND:
The option expires                          Realize a gain equal to the amount of the premium received.
--------------------------------------------------------------------------------------------------------
The option is closed through a closing      Realize a gain or loss without regard to any unrealized gain
purchase transaction                        or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                            received when the option was written.
--------------------------------------------------------------------------------------------------------
A written call option is exercised by the   Realize a gain or loss from the sale of the underlying
option purchaser                            security. The proceeds of the sale will be increased by the premium originally received when the option was written.
--------------------------------------------------------------------------------------------------------
A written put option is exercised by the    The amount of the premium originally received will reduce
option purchaser                            the cost of the security that the Fund purchased when the
                                            option was exercised.
--------------------------------------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  There was no activity in call and put options during the year ended December 31, 2002.

--------------------------------------------------------------------------------

  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

4. Financial Instruments:

Emerging Market Securities

  Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

  As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

  At December 31, 2002, there were no open forward currency exchange contracts.

5. Transactions With Affiliates:

  Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. For each Fund, these expense limitations

--------------------------------------------------------------------------------

expire on April 30, 2003. The following chart shows annual rates of management fees, expense limits, management fees waived, and management fees payable for each Fund:

                                                                   Year Ended
                                                                December 31, 2002       At December 31, 2002
                                                                -----------------       --------------------
                                                                   Management                Management
                              Management        Expense            Fees Waived              Fees Payable
Fund                             Fee           Limitation       (Actual Dollars)          (Actual Dollars)
------------------------------------------------------------------------------------------------------------
International Equity
  -- Primary Class              0.75%            2.25%              $116,164                  $40,256
  -- Institutional
    Class                       0.75%            1.25%                   226                      101
Europe Fund
  -- Primary Class              1.00%            2.60%                31,768                   12,037
  -- Class A                    1.00%            1.85%                40,798                   17,277
  -- Institutional
    Class                       1.00%            1.60%                 2,016                      846

  Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity.

  Lombard Odier Darier Hentsch Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee received by LMFA from the Fund.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                                     Year Ended
                                                                 December 31, 2002             At December 31, 2002
                                                              ------------------------       ------------------------
                                                              Distribution and Service       Distribution and Service
                             Distribution       Service             Fees Waived                    Fees Payable
                                 Fee              Fee             (Actual Dollars)               (Actual Dollars)
---------------------------------------------------------------------------------------------------------------------
International Equity
  -- Primary Class              0.75%            0.25%                $30,579                        $47,550
Europe Fund
  -- Primary Class              0.75%            0.25%                 22,301                             --
  -- Class A                      --             0.25%                     --                          4,121

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2002. LM Fund Services, Inc. has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the year ended December 31, 2002: International Equity, $50; and Europe Fund $17.

  LMFA, Batterymarch and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

6. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2002, the Funds had no borrowings under the Credit Agreement.

7. Acquisition of Bartlett Value International Fund:

  On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the

--------------------------------------------------------------------------------

shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,196 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

8. Fund Share Transactions:

  At December 31, 2002, there were 125,000 shares authorized at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                   Reinvestment
                                    Sold         of Distributions        Repurchased          Net Change
                              ----------------   -----------------   -------------------   -----------------
                              Shares   Amount    Shares    Amount    Shares     Amount     Shares    Amount
------------------------------------------------------------------------------------------------------------
International Equity
-- Primary Class
  Year Ended Dec. 31, 2002     9,597   $82,245      --      $ --     (11,157)  $ (96,281)  (1,560)  $(14,036)
  Year Ended Dec. 31, 2001     5,669    56,284       1         4      (9,995)    (99,507)  (4,325)   (43,219)

-- Institutional Class
  Year Ended Dec. 31, 2002        31   $   294      --      $ --         (24)  $    (203)       7   $     91
  Year Ended Dec. 31, 2001        20       218      --        --         (17)       (184)       3         34

Europe Fund
-- Primary Class
  Year Ended Dec. 31, 2002     7,346   $82,891      --      $ --      (7,781)  $ (88,500)    (435)  $ (5,609)
  Year Ended Dec. 31, 2001     1,942(A)  28,911(B)     6      94      (2,432)    (36,055)    (484)    (7,050)

-- Class A
  Year Ended Dec. 31, 2002     8,273   $97,178      --      $ --      (8,691)  $(103,187)    (418)  $ (6,009)
  Year Ended Dec. 31, 2001     4,627(C)  68,921(D)     8     121      (4,589)    (68,335)      46        707

-- Institutional Class
  Year Ended Dec. 31, 2002        23   $   271      --      $ --         (59)  $    (747)     (36)  $   (476)
  Year Ended Dec. 31, 2001       169(E)   2,672(F)  N.M.       4         (63)     (1,002)     106      1,674
------------------------------------------------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 7).

(B) Includes $2,193 from fund acquisition (see Note 7).

(C) Includes 1,196 shares issued in connection with fund acquisition (see Note
    7).

(D) Includes $18,412 from fund acquisition (see Note 7).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 7).

(F) Includes $1,769 from fund acquisition (see Note 7).

N.M. -- Not meaningful.

Report of Independent Accountants

To the Shareholders of International Equity Trust and Europe Fund, and to the Directors of Legg Mason Global Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Trust and Europe Fund (comprising the Institutional Class of Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Funds was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                                                    International Equity                 Europe Fund
                                                 --------------------------       --------------------------
                                                 Affirmative       Withheld       Affirmative       Withheld
------------------------------------------------------------------------------------------------------------
John F. Curley, Jr.                                 5,317            376             1,871             61
Mark R. Fetting                                     5,288            405             1,870             62
Richard G. Gilmore                                  5,314            379             1,868             64
Arnold L. Lehman                                    5,315            378             1,868             64
Robin J.W. Masters                                  5,278            415             1,871             61
Jill E. McGovern                                    5,315            378             1,870             62
Arthur S. Mehlman                                   5,278            415             1,871             61
G. Peter O'Brien                                    5,318            375             1,870             62
S. Ford Rowan                                       5,316            377             1,871             61

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,130             1,608
Against                                                  232                74
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,138             1,612
Against                                                  224                70
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposal 2c:  To modify the fundamental investment restriction on lending:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,155             1,613
Against                                                  207                69
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,137             1,611
Against                                                  224                71
Abstain                                                  331                32
Broker non-votes                                           1               218

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,157             1,607
Against                                                  205                75
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposal 2f: To modify the investment restriction on investing in commodities:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,151             1,613
Against                                                  211                69
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,141             1,614
Against                                                  221                68
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposal 2h: To remove the fundamental investment restriction on diversification:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            5,158             1,612
Against                                                  204                70
Abstain                                                  330                32
Broker non-votes                                           1               218

  Proposals 2i through 2t affected only, and were voted upon only by, shareholders of Europe Fund.

  Proposal 2i: To remove the fundamental investment restriction on investing in illiquid securities:

                                                      Europe
                                                       Fund
---------------------------------------------------------------
Affirmative                                            1,603
Against                                                   79
Abstain                                                   32
Broker non-votes                                         218

  Proposal 2j:  To remove the fundamental investment restriction on short sales:

                                                      Europe
                                                       Fund
---------------------------------------------------------------
Affirmative                                            1,611
Against                                                   71
Abstain                                                   32
Broker non-votes                                         218

  Proposal 2k: To remove the fundamental investment restriction on margin transactions:

                                                      Europe
                                                       Fund
---------------------------------------------------------------
Affirmative                                            1,612
Against                                                   70
Abstain                                                   32
Broker non-votes                                         218

  Proposal 2l: To remove the fundamental investment restriction on investments in oil, gas and mineral programs:

                                                      Europe
                                                       Fund
----------------------------------------------------------------
Affirmative                                            1,614
Against                                                   68
Abstain                                                   32
Broker non-votes                                         218

  Proposal 2p: To remove the fundamental investment restriction on investments in securities of issuers that have been in operation less than three years:

                                                      Europe
                                                       Fund
---------------------------------------------------------------
Affirmative                                            1,612
Against                                                   70
Abstain                                                   32
Broker non-votes                                         218

  Proposal 2t: To remove the fundamental investment restriction on purchasing warrants:

                                                      Europe
                                                       Fund
---------------------------------------------------------------
Affirmative                                            1,613
Against                                                   69
Abstain                                                   32
Broker non-votes                                         218

  Proposal 3: To change the Funds' investment objective from fundamental to nonfundamental:

                                                   International         Europe
                                                      Equity              Fund
-------------------------------------------------------------------------------
Affirmative                                            4,974             1,575
Against                                                  296               106
Abstain                                                  422                33
Broker non-votes                                           1               218

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 ------------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH
                       HELD WITH     OF TIME              NUMBER OF                  OTHER
    NAME AND AGE        FUND(S)     SERVED(A)     LEGG MASON FUNDS OVERSEEN    DIRECTORSHIPS HELD
 ------------------------------------------------------------------------------------------------
 Curley, John F.,      Chairman     Since       Chairman and Director/         None
 Jr.(B)                and          1993        Trustee of all Legg Mason
 Age 63                Director                 funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)   President    President   President and                  Director of the
 Age 48                and          since       Director/Trustee of all Legg   Royce Family of
                       Director     2001;       Mason funds (consisting of 23  Funds (consisting
                                    Director    portfolios).                   of 17 portfolios).
                                    since
                                    2002
 ------------------------------------------------------------------------------------------------
 Gilmore, Richard G.   Director     Since       Director/Trustee of all Legg   None
 Age 75                             1993        Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Lehman, Arnold L.     Director     Since       Director/Trustee of all Legg   None
 Age 58                             1993        Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Masters, Robin J.W.   Director     Since       Director/Trustee of all Legg   None
 Age 46                             2002        Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 McGovern, Jill E.     Director     Since       Director/Trustee of all Legg   None
 Age 58                             1993        Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------

 -------------------  -------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE           DURING THE PAST FIVE YEARS
 -------------------  -------------------------------------
 Curley, John F.,     Director and/or officer of various
 Jr.(B)               Legg Mason affiliates. Formerly: Vice
 Age 63               Chairman and Director of Legg Mason,
                      Inc. and Legg Mason Wood Walker,
                      Incorporated; Director of Legg Mason
                      Fund Adviser, Inc. and Western Asset
                      Management Company (each a registered
                      investment adviser).
 -------------------  -------------------------------------
 Fetting, Mark R.(C)  Executive Vice President of Legg
 Age 48               Mason, Inc.; Director and/or officer
                      of various Legg Mason affiliates
                      since 2000. Formerly: Division
                      President and Senior Officer of
                      Prudential Financial Group, Inc. and
                      related companies, including fund
                      boards and consulting services to
                      subsidiary companies (1991-2000);
                      Partner, Greenwich Associates; Vice
                      President, T. Rowe Price Group, Inc.
 -------------------  -------------------------------------
 Gilmore, Richard G.  Retired. Trustee of Pacor Settlement
 Age 75               Trust, Inc. since 1990. Formerly:
                      Director of CSS Industries, Inc.
                      (diversified holding company that
                      makes seasonal decorative products);
                      Senior Vice President, Chief
                      Financial Officer and Director of
                      PECO Energy Co., Inc. (now Exelon
                      Corporation).
 -------------------  -------------------------------------
 Lehman, Arnold L.    Director of The Brooklyn Museum of
 Age 58               Art since 1997. Formerly: Director of
                      The Baltimore Museum of Art (1979-
                      1997).
 -------------------  -------------------------------------
 Masters, Robin J.W.  Retired. Director of The Family
 Age 46               Learning Centre (non-profit) since
                      1996; Director of Bermuda SMARTRISK
                      (non-profit) since 2001. Formerly:
                      Chief Investment Officer of ACE
                      Limited (insurance).
 -------------------  -------------------------------------
 McGovern, Jill E.    Chief Executive Officer of The Marrow
 Age 58               Foundation since 1993. Formerly:
                      Executive Director of the Baltimore
                      International Festival (1991-1993);
                      Senior Assistant to the President of
                      The Johns Hopkins University
                      (1986-1990).
 -------------------  -------------------------------------

 ------------------------------------------------------------------------------------------------
                                     TERM OF
                                     OFFICE
                                       AND
                      POSITION(S)    LENGTH
                       HELD WITH     OF TIME              NUMBER OF                  OTHER
    NAME AND AGE        FUND(S)     SERVED(A)     LEGG MASON FUNDS OVERSEEN    DIRECTORSHIPS HELD
 ------------------------------------------------------------------------------------------------
 Mehlman, Arthur S.    Director     Since       Director/Trustee of all Legg   None
 Age 60                             2002        Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 O'Brien, G. Peter     Director     Since       Director/Trustee of all Legg   Director of the
 Age 57                             1999        Mason funds (consisting of 23  Royce Family of
                                                portfolios).                   Funds (consisting
                                                                               of 17 portfolios);
                                                                               Director of
                                                                               Renaissance
                                                                               Capital Greenwich
                                                                               Funds.
 ------------------------------------------------------------------------------------------------
 Rowan, S. Ford        Director     Since       Director/Trustee of all Legg   None
 Age 59                             2002        Mason funds (consisting of 23
                                                portfolios).
 ------------------------------------------------------------------------------------------------
 Duffy, Marc R.(D)     Vice         Since       Vice President and Secretary   None
 Age 45                President    2000        of all Legg Mason funds
                       and                      (consisting of 23
                       Secretary                portfolios).
 ------------------------------------------------------------------------------------------------
 Karpinski, Marie      Vice         Since       Vice President and Treasurer   None
 K.(D)                 President    1993        of all Legg Mason funds
 Age 54                and                      (consisting of 23
                       Treasurer                portfolios).
 ------------------------------------------------------------------------------------------------

 -------------------  -------------------------------------

                             PRINCIPAL OCCUPATION(S)
    NAME AND AGE           DURING THE PAST FIVE YEARS
 -------------------  -------------------------------------
 Mehlman, Arthur S.   Retired. Director of Maryland
 Age 60               Business Roundtable for Education
                      (non-profit); Director of University
                      of Maryland College Park Foundation
                      (non-profit) since 1998. Formerly:
                      Partner, KPMG LLP (international
                      accounting firm).
 -------------------  -------------------------------------
 O'Brien, G. Peter    Trustee of Colgate University and
 Age 57               President of Hill House, Inc.
                      (residential home care). Formerly:
                      Managing Director, Equity Capital
                      Markets Group of Merrill Lynch & Co.
                      (1971-1999).
 -------------------  -------------------------------------
 Rowan, S. Ford       Consultant, Rowan & Blewitt Inc.
 Age 59               (management consulting); Adjunct
                      Professor, George Washington
                      University since 2000; Director of
                      Santa Fe Institute (scientific
                      research institute) since 1999;
                      Director of Annapolis Center for
                      Science-Based Public Policy since
                      1995.
 -------------------  -------------------------------------
 Duffy, Marc R.(D)    Vice President and Secretary of Legg
 Age 45               Mason Fund Adviser, Inc. since 2000;
                      Associate General Counsel of Legg
                      Mason Wood Walker, Incorporated since
                      1999. Formerly: Senior Associate,
                      Kirkpatrick & Lockhart LLP
                      (1996-1999); Senior Counsel,
                      Securities and Exchange Commission,
                      Division of Investment Management
                      (1989-1995).
 -------------------  -------------------------------------
 Karpinski, Marie     Vice President and Treasurer of Legg
 K.(D)                Mason Fund Adviser, Inc. and Western
 Age 54               Asset Funds, Inc.; Treasurer of
                      Pacific American Income Shares, Inc.
                      and Western Asset Premier Bond Fund.
 -------------------  -------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                       EQUITY FUNDS:                                          SPECIALTY FUNDS:
Value Trust                                                  Balanced Trust
Special Investment Trust                                     Financial Services Fund
American Leading Companies Trust                             Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                       GLOBAL FUNDS:                                        TAXABLE BOND FUNDS:
Global Income Trust                                          U.S. Government Intermediate-Term Portfolio
Europe Fund                                                  Investment Grade Income Portfolio
International Equity Trust                                   High Yield Portfolio
Emerging Markets Trust

                   TAX-FREE BOND FUNDS:                                     MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust                      U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                               Cash Reserve Trust
Pennsylvania Tax-Free Income Trust                           Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Advisers

                        For International Equity Trust:
                           Batterymarch Financial Management, Inc.
                          Boston, MA

                        For Europe Fund:
                           Legg Mason Fund Adviser, Inc.
                          Baltimore, MD

                        Investment Sub-Adviser

                        For Europe Fund:
                           Lombard Odier Darier Hentsch Management Limited
                          London, England

                        Investment Manager

                        Legg Mason Fund Adviser, Inc.
                        Baltimore, MD

                        Board of Directors

                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Robin J. W. Masters
                        Dr. Jill E. McGovern
                        Arthur S. Mehlman
                        G. Peter O'Brien
                        S. Ford Rowan

                        Transfer and Shareholder Servicing Agent

                        Boston Financial Data Services
                        Braintree, MA

                        Custodian

                        State Street Bank & Trust Company
                        Boston, MA

                        Counsel

                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                        Independent Accountants

                        PricewaterhouseCoopers LLP
                        Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

2/03